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                                                                    EXHIBIT 10.1

                            1995 STOCK OPTION PLAN
                                      OF
                           ROCKFORD INDUSTRIES, INC.
                   (AMENDED AND RESTATED FEBRUARY 20, 1998)


     1. PURPOSES OF THE PLAN. This 1995 Stock Option Plan of Rockford Industries, Inc. (the "Plan") is designed to provide an incentive to employees (including directors and officers who are employees) and to consultants, advisors and directors who are not employees of Rockford Industries, Inc., a California corporation (the "Company") and its present and future subsidiary corporations, as defined in Paragraph 19 ("Subsidiaries"), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue code of 1986, as amended (the "Code"), and nonqualified stock options ("NQSOs"), but the Company makes no warranty as to the qualification of any option as an "incentive stock option" under the Code.

     2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of Common Stock, no par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 750,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Plan. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is cancelled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan.

     3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee of the Board of Directors (the "Committee") consisting of not less than two directors, each of whom (i) in respect of any decision at a time when the participant affected by the decision may be subject to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") shall be an "outside director" within the meaning of Code Section 162(m) and the regulations promulgated under the Code and (ii) in respect of any decision at a time when the participant affected by the decision may be subject to Section 16 of the Securities Exchange Act of 1934 as amended (the "Exchange Act") shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act. A majority of the
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members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee. No member or former member of the Committee shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any option hereunder.

     Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, with respect to Employee Options and Consultant Options (as defined in Paragraph 19): to determine the employees who shall receive Employee Options and the consultants and advisors who shall receive Consultant Options; the times when they shall receive options; whether an Employee Option shall be an ISO or a NQSO; the number of shares of common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate or extend the exercisability or extend the term of any or all outstanding options; whether shares of Common Stock may be issued on exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and to waive any such restriction; whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including without limitation, contingencies relating to entering into a covenant not to compete with the Company and its Parent (as defined in Paragraph 19) and Subsidiaries, to financial objectives for the Company, a Subsidiary, a division, a product line or other category, and/or the period of continued employment of the optionee with the Company or its Subsidiaries, and to determine whether such contingencies have been met; and with respect to Employee Options, Consultant Options and Non-Employee Director Options (as defined in Paragraph 19): the amount, if any, necessary to satisfy the Company's obligation to withhold taxes or other amounts; the fair market value of a share of Common Stock; to construe the respective Contracts and the Plan; with the consent of the optionee, to cancel or modify an option, provided such option as modified would be permitted to be granted on such date under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable for administering the Plan. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive.

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          4.   ELIGIBILITY; GRANTS.

               (a) The Committee may from time to time, consistent with the purposes of the Plan, grant Employee Options to employees (including officers and directors who are employees), and Consultant Options to consultants and advisors, of the Company or any of its Subsidiaries. Such options granted shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that the maximum number of shares subject to Employee Options that may be granted to any individual during any calendar year under the Plan (the "162(m) Maximum") shall not exceed 200,000 shares; and further provided that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option (or the portion thereof) granted in excess of such amount shall be treated as a NQSO. A Non-Employee Director shall not be entitled to receive any options under the Plan other than Non-Employee Director Options pursuant to Sections 4(b) or 4(c) hereof.

               (b) The Board of Directors may, in its discretion, grant a Non-Employee Director a Non-Employee Director Option for a number of shares and upon such terms as the Board of Directors shall determine; provided, however, that no more than one such discretionary option grant shall be made with respect to any individual Non-Employee Director in any 12-month period. On April 25, 1997, every person who, at such time, is a Non-Employee Director shall be granted a Non-Employee Director Option to purchase 20,000 shares of Common Stock at a per share exercise price that is equal to 100% of the fair market value of a share of Common Stock on such date. Each such option to purchase 20,000 shares of Common Stock shall vest and become exercisable (i) as of the date of grant with respect to 5,000 shares, and (ii) 12 months after the date of grant with respect to 15,000 shares. Each such option to purchase 20,000 shares of Common Stock shall terminate, to the extent not previously exercised, five years after the date of grant (subject to earlier termination in accordance with the provisions set forth herein).

               (c) Immediately following each annual meeting of shareholders at which directors are elected, every person who, at such time, is a Non-Employee Director (as defined in Paragraph 19) shall be granted at such time a Non-Employee Director Option to purchase 2,500 shares of Common Stock

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     upon such individual's first election as a director and a Non-Employee
     Director Option to purchase 800 shares of Common Stock upon each subsequent election as a director. Notwithstanding the foregoing, no option grants shall be made pursuant to this Section 4(c) with respect to the 1997 Annual Shareholders Meeting and, effective with the grants made after the 1997 Annual Shareholders Meeting, the number of shares subject to Non-Employee Director Options specified in the preceding sentence shall be increased to 5,000 and 5,000, respectively. Non-Employee Director Options granted pursuant to this Section 4(c) shall be fully vested and exercisable as of the date of grant. In the event the remaining shares available for grant under the Plan are not sufficient to grant the Non-Employee Director Options to each such Non-Employee Director in any year, the number of shares subject to the Non-Employee Director Options for such year shall be reduced proportionately. The Committee shall not have any discretion with respect to the selection of directors to receive Non-Employee Director Options granted under this Section 4(c) or the amount, the price or the timing with respect thereto.

          5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each Employee Option and Consultant Option shall be determined by the Committee; provided, however, that the exercise price of an option shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and further provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant. The exercise price of the shares of Common Stock under each Non-Employee Director Option shall be equal to the fair market value of the Common Stock subject to such option on the date of grant (other than Non-Employee Director Options granted pursuant to Section 4(b), the exercise price of which shall be determined by the Board of Directors, but shall not be less than the fair market value of the Common Stock subject to such options as of the date of grant).

          The fair market value of a share of common Stock on any day shall be
(a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), and (i) if actual sales price information available with respect to the Common

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Stock, the average of the highest and lowest sales prices per share of Common
Stock on such day on the NASDAQ, or (ii) if such information is not available, the average of the highest bid and lowest asked prices per share of Common Stock on such day on the NASDAQ, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on the NASDAQ, the average of the highest bid and lowest asked prices per share of Common Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service; provided, however,that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Board of Directors of any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

          6. TERM. The term of each Employee Option and Consultant Option granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion, at or before the time such option is granted; provided, however, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Each Non-Employee Director Option granted pursuant to Section 4(c) shall be exercisable for a term of five years commencing on the date of grant. The term of Non-Employee Director Options granted pursuant to Section 4(b) of the Plan shall be such term as is established by the Board of Directors, in its sole discretion, at or before the time such option is granted. Employee Options, Consultant Options and Non-Employee Director Options shall be subject to earlier termination as hereinafter provided.

          7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract with respect to an Employee Option permits installment payments) (a) in cash or by certified check or (b) in the case of an Employee Option or a Consultant Option, if the applicable Contract permits, with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or with any combination of cash, the fair market value

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of the Common Stock shall be determined in accordance with Paragraph 5.

          The Committee may, in its discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

          A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any option holder using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

          In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

          8. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, any holder of an Employee Option whose employment with the Company (and its Parent and Subsidiaries) has terminated for any reason other than his death or Disability (as defined in Paragraph 19) may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if his employment is terminated either (a) for cause, or (b) without the consent of the Company, such option shall terminate immediately. Except as may otherwise be expressly provided in the applicable Contract, Employee Options granted under the Plan shall not be affected by any change in the status of the holder so long as he continues to be an employee or a consultant or advisor of the Company, its Parent or any of the Subsidiaries (regardless of having been transferred from one corporation to another).

          For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with

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the Company (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is no guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

          Except as may otherwise be expressly provided in the applicable Contract, the holder of a Consultant Option whose consultant or advisory relationship with the Company (and its Parent and Subsidiaries) has terminated for any reason may exercise such option to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship was terminated either
(a) for cause or (b) without the consent of the Company (other than as a result of the death or Disability of the holder or an employee of the holder) the option shall terminate immediately. Except as may otherwise be expressly provided in the applicable Contract, Consultant Options granted under the Plan shall not be affected by a change in the relationship, so long as the holder of the option continues to be a consultant or advisor of the Company, its Parent or any of its Subsidiaries (regardless of having ceased to be a consultant or advisor for any of such corporations).

          Except as provided below, a Non-Employee Director Option may be exercised at any time during its term (or, with respect to Non-Employee Director Options granted pursuant to Section 4(b), except as provided below or as the Board of Directors may otherwise provide in a related Contract). The Non-Employee Director Option shall not be affected by the holder ceasing to be a director of the Company or becoming an employee or consultant or advisor of the Company or any of its Subsidiaries; provided, however, that if a Non-Employee Director is terminated for cause, such option shall terminate immediately.

          Nothing in the Plan or in any option granted under the Plan shall confer on any individual any right to continue in the employ or as a consultant or advisor of the Company, its Parent or any of its Subsidiaries, or as a director of the Company, or interfere in any way with any right of the Company, its Parent or any of its Subsidiaries to terminate the holder's relationship at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

          9. DEATH OR DISABILITY OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is employed by the Company, its Parent or any of its Subsidiaries, (b) within three months after the termination of his employment (unless such termination was for cause or without the consent of the Company) or (c) within one year following the termination of his employment by reason of Disability, his Employee Option may be exercised, to the extent

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exercisable on the date of his death, by his executor, administrator or other person at the time entitled by law to his rights under such option, at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

          Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment has terminated by reason of Disability may exercise his Employee Option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

          The term of a Non-Employee Director Option shall not be affected by the death or Disability of the optionee. If an optionee holding a Non-Employee Director Option dies during the term of such option, the option may be exercised at any time during its term by his executor, administrator or other person at the time entitled by law to his rights under such option. The termination of a Consultant Option as a result of the death or Disability of the holder of the option (or a key employee thereof) shall be governed by Paragraph 8.

          10. COMPLIANCE WITH SECURITIES LAWS. The Committee may require, in its discretion, as a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act.

          The Committee may require the optionee to execute and deliver to the Company his representations and warranties, in form and substance satisfactory to the Committee, that (a) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written option of counsel, in form and substance satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

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          In addition, if at any time the Committee shall determine in its discretion that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issue of shares of Common Stock thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

          11. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms and conditions not inconsistent herewith as may be determined by the Committee (or, with respect to Non-Employee Director Options, by the Board of Directors).

          12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, split-up, combination or exchange of shares or the like, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the number and kind of shares subject to future Non-Employee Director Options and the 162(m) Maximum shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive.

          In the event of (a) the liquidation or dissolution of the Company, or
(b) a merger in which the Company is not the surviving corporation or a consolidation, any outstanding options shall terminate, unless other provision is made therefor in the transaction.

          13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on May 10, 1995. No option may be granted under the Plan after May 9, 2005. The Board of Directors, without further approval of the Company's shareholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the code, to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act or Section 162(m) of the Code, and to conform to any change in applicable law or to regulations or rulings of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum

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number of shares of Common Stock for which options may be granted under the Plan or change the 162(m) Maximum, (b) materially increase the benefits to participants under the Plan or (c) change the eligibility requirements to receive options hereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing option affected thereby, adversely affect his rights under such option. The power of the Committee to construe and administer any options granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

          14. NON-TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the holder thereof, only by him or his legal representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

          15. WITHHOLDING TAXES. The Company may withhold cash and/or shares of Common Stock to be issued with respect thereto having an aggregate fair market value equal to the amount which it determines is necessary to satisfy its obligation to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made. Fair market value of the shares of Common Stock shall be determined in accordance with Paragraph 5.

          16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

          The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an

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option granted under the Plan, as well as all fees and expenses incurred by the
Company in connection with such issuance.

          17. USE OF PROCEEDS. The cash proceeds from the sale of shares of Common Stock pursuant to the exercise of options under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

          18. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the shareholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph
19) or assume the prior options of such Constituent Corporation.

          19.  DEFINITIONS.

               (a) Subsidiary. the term "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

               (b) Parent. The term "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

               (c) Constituent Corporation. The term "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

               (d) Disability. The term "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

               (e) Employee Option. the term "Employee Option" shall mean an option granted pursuant to the Plan to an individual who, at the time of grant, is an employee of the Company or a Subsidiary of the Company.

               (f) Consultant Option. The term "Consultant Option" shall mean a NQSO granted pursuant to the Plan to a person who, at the time of grant, is a consultant or advisor of the Company or a Subsidiary of the Company, and at such time is neither a common law employee of the Company or any of its Subsidiaries nor a director of the Company.

               (g) Non-Employee Director Option. The term "non-Employee Director Option" shall mean a NQSO granted pursuant to

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the Plan to a person who, at the time of the grant, is a Non-Employee Director.

               (h) Non-Employee Director. The term "Non-Employee Director" shall mean a person who is a director of the Company, but is not a common law employee of the Company or of any of its Subsidiaries or its Parent.

          20. GOVERNING LAW. The Plan, such options as may be granted hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of California, without regard to conflict of law provisions.

          21. PARTIAL INVALIDITY. The invalidity or illegality of any provision herein shall not affect the validity of any other provision.

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